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CONTACT:                  Linda Grassia
                          Communications Manager
                          (631) 667-1200, ext. 124

FINANCIAL CONTACT:        Anthony J. Puglisi
                          Vice President and
                          Chief Financial Officer
                          (631) 667-1200, ext. 233


FOR IMMEDIATE RELEASE
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                LANGER, INC. COMPLETES ACQUISITION OF BI-OP, INC.

         Deer Park, New York - January 13, 2003- Langer, Inc. (NASDAQ:GAIT) ("Langer") announced today that it completed the acquisition of Bi-Op, Inc ("Bi-Op). Based outside of Montreal, Canada, Bi-Op designs, manufactures and distributes foot and gait-related biomechanical products, including custom-made prescription orthotic devices, pre-fabricated orthotic devices and sandals, to healthcare professionals. Bi-Op also directly provides orthotic and prosthetic ("O&P") patient care services within their facility. Annual revenues approximate $2,600,000 Canadian. The purchase price of the acquired business was $2,450,000 Canadian payable in cash and Langer, Inc. common stock.

         Andrew H. Meyers, President and CEO of Langer stated, "We are pleased to acquire the Bi-Op business. The completion of this transaction is an important step in expanding Langer's global presence. Currently, Langer manufactures product for Canadian customers in our United States facilities. Bi-Op's production facility will enable us to manufacture in Canada and better service our Canadian customers. Canadian sales represent approximately 10% of Langer's current custom orthotic business." Mr. Meyers further stated, "The acquisition of Bi-Op enables Langer's management to utilize its expertise within the O&P service business. This is intended to allow Langer to pursue opportunities to expand in Canada within the O&P market both organically and through acquisitions."

         Raynald Henry, the founder of Bi-Op, who will remain with Bi-Op in a senior management position, said, "We are pleased to join with Langer and participate in expanding Langer's presence within the Canadian market. Our customers and employees will be provided with the advantages of being part of one of the leading companies in the foot orthotic industry."

         Langer, Inc., based in Deer Park, Long Island, New York with additional fabricating facilities in Brea, California and Stoke-On-Trent, UK, and a sales office in Toronto, Canada, is a leading provider of high quality orthotics and gait-related products sold to practitioners treating musculo-skeletal disorders.

         Statements in the press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the use of forward-looking terminology such as "believes," "expects," "plans," "intends," "estimates," "projects," "could," "may," "will," "should", or "anticipates" or the negative thereof, other variations thereon or comparable terminology, or by discussions of strategy. No assurance can be given that future results covered by the forward-looking statements will be achieved, and other factors could also cause actual results to vary materially from the future results covered in such forward-looking statements. Such forward-looking statements include, but are not limited to, those relating to the Company's financial and operating prospects, future opportunities, the Company's acquisition strategy and ability to integrate acquired companies and assets, outlook of customers,

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and reception of new products, technologies, and pricing. In addition, such forward looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Also, the Company's business could be materially adversely affected and the trading price of the Company's common stock could decline if any such risks and uncertainties develop into actual events. The Company undertakes no obligation to make any revisions to the forward-looking statements contained in this release or to update them to reflect events or circumstances occurring after the date of this release.



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